Ivy Funds VIP Pathfinder Aggressive

Summary Prospectus   |   April 30, 2013

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio (including the Portfolio’s statement of additional information (SAI)) online at www.waddell.com/prospectus. You can also get this information at no cost by calling 888.WADDELL or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Portfolio’s prospectus dated April 30, 2013, and SAI dated April 30, 2013 (as each may be amended or supplemented) are incorporated herein by reference. This summary prospectus is intended for use in connection with certain life insurance policies and variable annuity contracts offered by certain select insurance companies (Participating Insurance Companies) and is not intended for use by other investors.

Objective

To seek to provide growth of capital consistent with a more aggressive level of risk as compared to the other Ivy Funds VIP Pathfinder Portfolios.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees and Expenses[1]	1.03%
Total Annual Portfolio Operating Expenses[2]	1.11%

[1]

Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each Underlying Fund for the Fund’s most recent fiscal year.

[2]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of Underlying Funds that are Portfolios of the Trust (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Pathfinder Aggressive seeks to achieve its objective by allocating its assets among the asset classes below so that approximately 50-60% of the value of the Portfolio’s assets is in the U.S. stocks class, approximately 25-35% of the Portfolio’s assets is in the international stocks class, approximately 0-20% of the Portfolio’s assets is in the bonds class, and approximately 0-25% of the Portfolio’s assets is in the short-term investments class. Ivy Funds VIP Pathfinder Aggressive implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		50-60%
Ivy Funds VIP Dividend Opportunities	0-25%
Ivy Funds VIP Growth	10-20%
Ivy Funds VIP Mid Cap Growth	0-10%
Ivy Funds VIP Small Cap Growth	0-10%
Ivy Funds VIP Small Cap Value	0-10%
Ivy Funds VIP Value	0-10%
International Stocks		25-35%
Ivy Funds VIP International Core Equity	10-20%
Ivy Funds VIP International Growth	10-20%
Bonds		0-20%
Ivy Funds VIP Bond	0-20%
Ivy Funds VIP High Income	0-10%
Ivy Funds VIP Limited-Term Bond	0-15%
Short-Term Investments		0-25%
Ivy Funds VIP Money Market	0-25%
Total Allocation		100%

These allocations are projections only and may be changed by Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, from time to time. Actual allocations are not limited to the ranges shown, and ranges may vary from those shown above. WRIMCO monitors Ivy Funds VIP Pathfinder Aggressive’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation to realign it with the Portfolio’s risk profile and investment strategies. WRIMCO evaluates Ivy Funds VIP Pathfinder Aggressive’s asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long-term investment horizon with respect to Ivy Funds VIP Pathfinder Aggressive; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented U.S. and international stocks and, to a lesser extent, a mixture of investment grade and non-investment grade corporate bonds and U.S. government securities, and money market instruments. Although the majority of the Portfolio’s indirect stock holdings are of U.S. and foreign large cap companies, the Portfolio may have potentially significant exposure to mid cap companies and small cap companies. Large cap companies typically are companies with market capitalizations of at least $10 billion. Mid cap companies typically are companies with market capitalizations that range between $1 billion and $10 billion. Small cap companies typically are companies with market capitalizations below $3.5 billion.

Ivy Funds VIP Pathfinder Aggressive is intended for aggressive investors comfortable with incurring the risk associated with growth investing and investing in a high percentage of stocks, including foreign stocks, investors with long-term time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

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Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the Underlying Funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, the Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and foreign, including mid cap and small cap stocks, the Portfolio is more subject to the risks associated with those investments.

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Equity Funds Risk. The Portfolio invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested may underperform other asset classes, other market segments or the overall stock market.

The values of certain types of stocks, such as stocks of small cap companies and foreign companies, may fluctuate more widely than others. The prices of small cap company stocks may be based, in part, on future expectations rather than current achievements.

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Bond Funds Risk. The principal risks that may be encountered by the Portfolio’s investments in bond funds are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date, during periods of falling interest rates (reinvestment risk).

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Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As well, the value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

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Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

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Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds. Furthermore, WRIMCO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

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Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

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Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a Fund of Funds structure. WRIMCO has the authority to select and replace Underlying Funds. WRIMCO is subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid by some of the Underlying Funds are higher than fees paid by other Underlying Funds. It is important to note, however, that WRIMCO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the Underlying Funds is provided in the Portfolio’s prospectus in their respective sections and in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks.”

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices. The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek maximum growth of capital consistent with a more aggressive level of risk as compared to the other Ivy Funds VIP Pathfinder Portfolios. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital consistent with a more aggressive level of risk as compared to the other Ivy Funds VIP Pathfinder Portfolios.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 12.72% (the second quarter of 2009) and the lowest quarterly return was -15.01% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	Life of Portfolio
Shares of Ivy Funds VIP Pathfinder Aggressive (began 03-04-2008)	12.18%	3.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on February 29, 2008.)	16.00%	3.74%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on February 29, 2008.)	4.22%	5.76%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on February 29, 2008.)	0.08%	0.35%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since March 2008.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

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